RCB GROWTH AND INCOME FUND
                               RCB SMALL CAP FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS


                       SUPPLEMENT DATED NOVEMBER 14, 2000
                      TO PROSPECTUS DATED OCTOBER 27, 2000

Reed, Conner & Birdwell, Inc., the investment adviser (the"Current Advisor") to RCB Growth and Income Fund and RCB Small Cap Fund (the "Funds"), has agreed to be acquired by City National Corporation on or before December 31, 2000. Upon consummation of this transaction, the Current Advisor will be reformed as a new company to be named Reed, Conner & Birdwell, LLC ("Reed, Conner & Birdwell"). As a result of this proposed transaction, at a Special Meeting of Shareholders scheduled to be held on or about December 21, 2000, the shareholders of the Funds will be asked to approve a new Investment Advisory Agreement with Reed, Conner & Birdwell. The terms of the new Investment Advisory Agreement are identical in all material respects to those of the existing Investment Advisory Agreement, including the rate of advisory fees. Additionally, key members of the Current Advisor's management team will have similar roles with Reed, Conner & Birdwell and will continue to be responsible for managing the day-to-day operations of the Funds.

It  is  contemplated  that  the  Funds'  investment  objectives,   policies  and
strategies will remain unchanged as a result of the proposed transaction and under new Investment Advisory Agreement.